Exhibit 10.7

Execution Version

CERTAIN INFORMATION, IDENTIFIED BY, AND REPLACED WITH, A MARK OF “[**]” HAS BEEN EXCLUDED FROM THIS DOCUMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

LENDER JOINDER AGREEMENT NO. 8

April 4, 2022

Reference is made to the Credit Agreement, dated as of December 20, 2018 (as amended by that certain Sixth Amendment, date as of July 26, 2020 and that certain Seventh Amendment dated as of March 16, 2022 and as further amended, restated, amended and restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among KKR Real Estate Finance Holdings L.P., a Delaware limited partnership (“Opco”), KREF Holdings X LLC, a Delaware limited liability company (the “Borrower”), the Guarantors from time to time party thereto, the lending institutions from time to time party thereto and Morgan Stanley Senior Funding, Inc. (“MSSF”), as Administrative Agent and Swingline Lender.

Upon execution and delivery of this Lender Joinder Agreement No. 8 (this “Lender Joinder Agreement”) by the parties hereto, [**] (the “New Lender”) hereby becomes a Lender under the Credit Agreement having the Commitment set forth in Schedule 1 hereto, effective as of the date hereof and agrees to be bound by the provisions of the Credit Agreement, and the New Lender’s Commitments shall be part of the same series of revolving commitments as the Consenting Commitments.  This Lender Joinder Agreement shall constitute the notice required to be delivered by the Borrower to the Administrative Agent pursuant to Section 2.21 of the Credit Agreement.

It is understood and agreed that, after giving effect to this Lender Joinder Agreement, Schedule 2.01 to the Credit Agreement will be amended and replaced with Schedule 2 hereto, which shall be Schedule 2.01 to the Credit Agreement for all purposes therein.

The New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Lender Joinder Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to become a Lender, (iii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Lender Joinder Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender and (iv) if it is a Non-U.S. Lender, attached to this Lender Joinder Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the undersigned, and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

THIS LENDER JOINDER AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

This Lender Joinder Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

2

IN WITNESS WHEREOF, the parties hereto have caused this Lender Joinder Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

[Lender signatures are on file with the Administrative Agent]

[Signature Page to Lender Joinder Agreement]

Accepted and agreed:

KREF HOLDINGS X LLC,
as Borrower

By:	/s/ Patrick Mattson
Name: Patrick Mattson
Title: Authorized Signatory

[Signature Page to Lender Joinder Agreement]

Accepted and agreed:

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent and Swingline Lender

By:	/s/ Lisa Hanson
Name: Lisa Hanson
Title: VP

[Signature Page to Lender Joinder Agreement]

SCHEDULE 2

Revolving Credit Commitments

Name of Lender	Revolving Credit Commitment
[**]	$[**]
[**]	$[**]
[**]	$[**]
[**]	$[**]
[**]	$[**]
[**]	$[**]
[**]	$[**]
[**]	$[**]
[**]	$[**]
[**]	$[**]
[**]	$[**]
[**]	$[**]
[**]	$[**]
Total:	$535,000,000

[**] = Certain information contained in this document, marked by “[**]” has been excluded because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.